Exhibit 99.1


                                  CERTIFICATION



      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002




         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rent-Way, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended September 30, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   December 27, 2002                  /s/William E. Morgenstern
                                               ------------------------
                                               William E. Morgenstern,
                                               Chief Executive Officer



Dated:   December 27, 2002                  /s/William A. McDonnell
                                               -----------------------
                                               William A. McDonnell,
                                               Chief Financial Officer